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EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 8, 2003, in the Registration Statement (Form S-1 No. 333-            ) and related Prospectus of Davco Acquisition Holding Inc. dated April 19, 2004.

Baltimore, Maryland April 13, 2004	/s/ ERNST & YOUNG LLP

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EXHIBIT 23.1